UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04627
Name of Registrant:	Vanguard Convertible Securities Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2012 – November 30, 2013
Item 1: Reports to Shareholders

Annual Report | November 30, 2013

Vanguard Convertible Securities Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2013

Total
Returns
Vanguard Convertible Securities Fund	19.65%
Convertibles Composite Index	22.58
Convertible Securities Funds Average	21.49
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
November 30, 2012, Through November 30, 2013

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Convertible Securities Fund	$12.95	$14.64	$0.355	$0.389

Chairman’s Letter

Dear Shareholder,

For the 12 months ended November 30, 2013, Vanguard Convertible Securities Fund returned 19.65%, buoyed by the strength of global stock markets. Although the fund delivered its best fiscal-year result since 2009, it trailed its benchmark, the Convertibles Composite Index (22.58%), and the average return of its peers (21.49%). The fund was less heavily invested than its benchmark in some of the higher-priced convertibles that posted large gains for the period.

Convertible securities are corporate bonds and preferred stocks that may be exchanged for common stocks at a preset price. These hybrid securities benefit from rising stock markets if the value of their underlying stocks increases.

Over the past fiscal year, advances in stock prices, in tandem with higher interest rates and gradual improvements in the global economy, boosted demand for convertible securities. Global issuance between December 2012 and November 2013 totaled about $93.8 billion, well ahead of the $51 billion issued between December 2011 and November 2012. The increased availability of these securities is a notable reversal from the contraction experienced in the wake of the 2008–2009 financial crisis.

Despite some jolts, U.S. stocks notched an impressive 12-month gain

U.S. stocks powered to a return of about 32% for the 12 months ended November 30, despite encountering a few bumps along the way.

Uncertainty surrounding Federal Reserve policy contributed to market declines in June and August. But stocks bounced back in September when, to the surprise of some investors, the Fed announced it had no immediate plans to scale back its bond-buying program. (In mid-December, the Fed ended several months of speculation by announcing that it would begin scaling back bond purchases in January 2014.) Corporate profit growth, though not robust, was generally solid during the fiscal year.

International stocks returned about 18% in aggregate. Although the developed markets of Europe and the Pacific region performed well for the period, gains were modest for emerging-market stocks.

Bond prices fell as yields rose over the period’s second half

Bonds, which held onto slight gains through the first five months of the fiscal year, retreated in May. For the full period, the broad U.S. taxable bond market returned –1.61%. The yield of the 10-year Treasury note closed at 2.74%, up from 1.61% at the end of November 2012. (Bond yields and prices move in opposite directions.) Municipal bonds returned –3.51%.

Market Barometer

	Average Annual Total Returns
	Periods Ended November 30, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.96%	17.78%	18.33%
Russell 2000 Index (Small-caps)	40.99	17.89	20.97
Russell 3000 Index (Broad U.S. market)	31.71	17.78	18.54
MSCI All Country World Index ex USA (International)	18.24	7.50	13.87

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.61%	3.09%	5.33%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.51	4.23	6.26
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.07	0.10

CPI
Consumer Price Index	1.24%	2.13%	1.87%

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –2.93%. Returns of money market funds and savings accounts continued to be restrained by the Fed’s 0%–0.25% target for short-term interest rates.

The bond market’s downturn, coupled with the upswing in stocks, provides an occasion for investors to review their portfolio’s asset allocation. In a powerful stock market rally, a portfolio’s mix of stocks and bonds can drift away from its target allocation, as Fran Kinniry, a principal in our Investment Strategy Group, recently reminded clients in an article on our website. “Buying stocks now may actually run counter to what many prudent investors should be doing,” he noted.

“If you have an equity-heavy portfolio, you will most likely need to direct new cash flows to bond mutual funds or sell stock mutual funds to maintain your target asset allocation.”

Underlying stocks’ strength drove the fund’s performance

The Convertible Securities Fund gives investors the opportunity to invest in a somewhat complex asset class, one that combines the characteristics of stocks and bonds. As I mentioned earlier, these hybrid securities offer the potential for equity-like returns when their underlying stocks rise, along with some of the downside protection of bonds during periods of stock market weakness.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.52%	1.25%

The fund expense ratio shown is from the prospectus dated March 27, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the fund’s expense ratio was 0.63%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Convertible Securities Funds.

During the fiscal year, investors gravitated toward small- and mid-cap stocks. They were also more willing to take on higher risk by investing in alternatives such as convertible securities, which can earn higher returns than conventional bonds held to maturity. These trends benefited convertible securities issuers, which are mostly small or midsized firms. Because they tend to have poor credit quality and to not be rated by credit-rating agencies, such companies generally have difficulty accessing traditional sources of financing. Issuing convertible securities rather than below-investment-grade bonds gives them better access to lower-interest loans.

The Convertible Securities Fund’s results typically fall between those of the U.S. stock and bond markets. (U.S. securities make up about 79% of the fund’s assets.) This year was no exception. The fund’s underlying stocks clearly drove its performance, as returns for the broad U.S. stock market far surpassed those of U.S. taxable bonds.

For several years now, your fund’s advisor, Oaktree Capital Management, L.P., has focused on diversifying the fund’s holdings by increasing its exposure to international convertibles. International issues made up about 21% of the portfolio as of November, and that share is expected to gradually rise to about 30% in coming years.

Despite the challenges faced by convertible securities in international markets since the financial crisis, the European and Asian convertible markets

Total Returns
Ten Years Ended November 30, 2013
Average
Annual Return
Convertible Securities Fund	8.02%
Convertibles Composite Index	6.63
Convertible Securities Funds Average	6.53

For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

improved during the period. With investors apparently less concerned about the sovereign-debt crisis, the European market delivered particularly strong results.

For more information on the fund’s positioning and performance during the year, please see the Advisor’s Report that follows this letter.

The fund has produced solid long-term results

For the decade ended November 30, 2013, the Convertible Securities Fund delivered an average annual return of 8.02%, ahead of both the Convertibles Composite Index (6.63%) and the average return of peers (6.53%).

This decade included periods of extreme volatility. As I mentioned earlier, it has taken a while for the global convertible securities market to recover from the 2008–2009 financial crisis. The fund’s return plunged to about –35% in 2008. In 2009, it bounced back to about 43% as investors sought alternatives to conventional investment vehicles. But convertible issuance has only recently begun to pick up.

Despite challenging market conditions, the fund has delivered solid long-term results. Its performance is a tribute to the acumen of its advisors at Oaktree Capital Management, which has kept the fund competitive over the years.

Diversification and low costs are key to investment success

Excessive attention to one fiscal year’s result—good or bad—can impede good investment decisions. That’s why Vanguard encourages you to maintain a long-term focus along with a diversified portfolio that includes a balanced mix of stock, bond, and money market funds that complement your long-term goals. And it’s also why the end of a strong year for the stock markets is a good time to reflect on your investment portfolio as a whole and on your long-term goals.

The Convertible Securities Fund can play a supporting role in a diversified portfolio, providing opportunity for growth during bull markets and potentially offering some protection during bear markets. But as I’ve noted in previous letters, convertible securities have a higher correlation to stocks than to bonds—they are not substitutes for conventional bonds. Short-term challenges notwithstanding, we continue to believe that traditional bonds can serve as a good cushion to equity market volatility in your portfolio.

We also believe that the Convertible Securities Fund gives you an opportunity to benefit from the stewardship of a highly skilled advisor operating in a specialized segment of the market. And, of course, the fund’s low costs allow you to keep more of your returns. Fund performance can fluctuate year-over-year, but as Vanguard research has shown (see

The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? available at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 19, 2013

Advisor’s Report

For the 12 months ended November 30, 2013, Vanguard Convertible Securities Fund reported a very strong return of 19.65%. The fund’s blended benchmark—70% Bank of America Merrill Lynch All US Convertibles Index, 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (Hedged)—returned 22.58%.

The investment strategy of Vanguard Convertible Securities Fund is to create a highly diversified global portfolio of convertible securities. The fund emphasizes investments in convertible bonds that have a relatively near-term maturity or put date. It also focuses on “balanced” convertibles—securities with reasonable yield, stable credit quality, good call protection, and low to moderate conversion premiums. We believe these securities have a favorable balance of upside potential to downside risk.

In addition, the fund underweights convertible preferred shares, which are riskier but may offer higher returns; we do, however, consider them part of our investable universe and thus make some use of them. We do not attempt market timing and therefore are fully invested, holding only a small amount of cash for potential investments. We believe that a portfolio of carefully selected, attractive convertible securities can produce equity-type returns with relatively low volatility and structural risk over long periods.

The investment environment

The past fiscal year was a very rewarding period for convertible securities, which benefited from strength in their underlying equities as well as from the downside protection provided by their bonds during periods of market weakness. Market conditions were very positive, marked by robust and steady demand as investors searched for securities that could potentially participate in the upside of equities.

Strong stock markets drove convertible performance. The Standard & Poor’s 500 Index was up 30.30%, the Russell 2000 Index returned 40.99%, and the MSCI EAFE (USD hedged) Index gained 25.44%. Although convertible bonds could not keep pace with stocks, they performed as expected and participated in their underlying equities’ rise.

New issuance improved during the period, with $93.8 billion in new convertible bond deals brought to market between December 2012 and November 2013. This compares very favorably to the previous year (only $51 billion in new issuance came to market between December 2011 and November 2012). Two trends we have noticed in the primary markets are a growth in issuance from small-cap companies in non-U.S. markets and a global increase in nonrated issuance. So far in 2013, nonrated convertibles have accounted for roughly 70% of global primary markets.

Major Portfolio Changes
Fiscal Year Ended November 30, 2013

Additions	Comments
Ciena	A balanced way to obtain convertible exposure to an
(0.875% convertible note due 06/15/17)	attractive equity.
Davis & Henderson	Offered excellent downside protection coupled with material
(6.0% convertible note due 09/30/18)	participation in the stock’s appreciation.
La Caixa	A balanced convertible with exposure to one of Spain’s
(1.0% convertible note due 11/25/17)	leading banks.
Liberty Media	An attractive new issue.
(1.375% convertible note due 10/15/23)
Omnicare	Purchased in secondary market after the company
(3.5% convertible note due 02/15/44)	conducted an exchange offer.
Priceline.com	Purchased at cheaper valuation in secondary market shortly
(0.35% convertible note due 06/15/20	after it was issued. Much more balanced security than the
other Priceline.com issues in the market.
SanDisk	An attractive new issue. Much more balanced than the other
(0.5% convertible note due 10/15/20)	SanDisk issues in the market.

Reductions	Comments
Micron Technology	Sold entire position after substantial gains; rotated some proceeds
(1.625% convertible note due 02/15/33)	into new, more balanced issue.
Nexans	Sold after it developed a very high conversion premium coupled
(4.0% convertible note due 01/01/16)	with a very modest yield to maturity.
Omnicare	Sold entire position as bonds became highly equity-sensitive
(3.75% convertible note due 04/01/42)	and rotated into a new, more balanced issue.
Salix Pharmaceuticals	Profit-taking on large position as bonds traded up substantially.
(1.5% convertible note due 03/15/19)
SanDisk	Sold majority of position as bonds appreciated and rotated into a
(1.5% convertible note due 08/15/17)	new, more balanced issue.
Sawai Pharmaceutical	Sold after substantial appreciation because the bonds no longer
(0% convertible note due 09/17/15)	offered good downside protection.
Tesla Motors	Sold entire position after substantial appreciation.
(1.5% convertible note due 06/01/18)

Our successes

While returns were broad-based, a few companies performed particularly well. The top individual contributors were convertibles from Micron Technology, Salix Pharmaceuticals, Omnicare, Jarden, and Illumina.

Our shortfalls

Though we trailed the benchmark, we were pleased to generally keep pace during a period when many equity-sensitive, high-priced convertibles posted large gains. We underweighted such securities because of their unbalanced nature and lack of downside protection, and this hurt our relative returns.

Several issues, particularly in the biotechnology and pharmaceuticals sectors, have had extremely strong underlying stock performance and remain outstanding in the index because they are still within their call protection period. For example, Micron Technology convertible, a leader in the portfolio for the fiscal year, is now trading north of $220. As their prices rose, we redeployed profits from Micron, Tesla Motors, and several other top performers into more balanced convertibles.

As we discussed in our semiannual letter, returns were also restrained by our investment in Pescanova, a Spanish fishing company that unexpectedly announced in early March that it was considering bankruptcy. At that point we became very concerned about the accuracy of the company’s financial statements, and we decided to sell the entire position. Soon after we exited, the company confirmed our suspicions, disclosing in April that its total debt was in the neighborhood of €2.7 billion, rather than the reported €1 billion. Pescanova represented approximately 0.4% of the overall portfolio and subtracted 20 basis points from its performance.

The fund’s positioning

We remain fully invested, as usual, in a highly diversified, well-balanced portfolio of convertible securities with a heavy emphasis on short- to intermediate-term bonds. Seventy-nine percent of the fund’s assets are in U.S. investments and 21% are invested outside of the country as we continue to ramp up to our target 30% allocation to non-U.S. convertibles. The fund is well-positioned, with an attractive 30-day SEC yield of 2.24% (as of November 30).

Unsurprisingly, given the volatility of the fiscal year, particularly the roller-coaster trajectory of the third quarter, we were reasonably active in trimming advancing positions and reinvesting the proceeds into more balanced existing or new issues.

Looking ahead, we feel positive about convertible securities. We believe they continue to offer reasonable upside participation in an equity market that could continue to move higher and should also provide reasonable downside protection should recent gains prove temporary. As strong equity markets couple with stable to rising interest rates (making high-yield issuance less attractive), we remain optimistic about a substantial new issue calendar in 2014.

Larry W. Keele, CFA
Principal and Founder

Jean-Paul Nedelec, Managing Director

Abe Ofer, Managing Director

Oaktree Capital Management, L.P.

December 17, 2013

Convertible Securities Fund

Fund Profile
As of November 30, 2013

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	227
30-Day SEC Yield	2.24%
Conversion Premium	33.3%
Average Weighted Maturity	5.6 years
Average Coupon	2.2%
Average Duration	5.0 years
Foreign Holdings	20.6%
Turnover Rate	101%
Expense Ratio[1]	0.52%
Short-Term Reserves	2.4%

Distribution by Maturity
(% of fixed income portfolio)
Under 1 Year	1.5%
1 - 5 Years	60.1
5 - 10 Years	32.8
10 - 20 Years	1.3
20 - 30 Years	4.3

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.0%
AA	0.3
A	2.4
BBB	5.1
BB	17.4
B	13.3
Below B	1.3
Not Rated	60.2
For information about these ratings, see the Glossary entry for Credit Quality.

Total Fund Volatility Measures
		DJ U.S.
		Stock
	Conv.	Market
	Comp.	Float Adj
	Index	Idx
R-Squared	0.96	0.90
Beta	1.13	0.73
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Jarden Corp.	Housewares &
	Specialties	2.5%
Illumina Inc.	Life Sciences Tools &
	Services	2.0
MGM Resorts
International	Casinos & Gaming	2.0
Cobalt International	Oil & Gas Exploration
Energy Inc.	& Production	1.9
priceline.com Inc.	Internet Retail	1.8
SEACOR Holdings Inc.	Oil & Gas Equipment
	& Services	1.7
Liberty Media Corp.	Broadcasting	1.7
Ciena Corp.	Communications
	Equipment	1.6
SanDisk Corp.	Computer Storage &
	Peripherals	1.6
HealthSouth Corp.	Health Care Facilities	1.5
Top Ten		18.3%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 27, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2013, the expense ratio was 0.63%.

Convertible Securities Fund

Sector Diversification (% of market
exposure)

Consumer
Discretionary	13.5%
Consumer Staples	1.9
Energy	15.9
Financials	11.3
Health Care	19.0
Industrials	10.0
Information
Technology	21.7
Materials	4.3
Telecommunication
Services	1.7
Utilities	0.7

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2003, Through November 30, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended November 30, 2013
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Convertible Securities Fund	19.65%	17.48%	8.02%	$21,635
••••••••	Convertibles Composite Index	22.58	18.73	6.63	19,009
– – – –	Convertible Securities Funds Average	21.49	17.10	6.53	18,826
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	31.64	18.65	8.29	22,175
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Fiscal-Year Total Returns (%): November 30, 2003, Through November 30, 2013

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	17.47%	11.64%	3.67%	4.93%	8.60%

Convertible Securities Fund

Financial Statements

Statement of Net Assets
As of November 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

					Market
					Value
				Shares	($000)
Common Stocks (0.0%)
Energy (0.0%)
Halcon Resources Corp.				57,424	230
Total Common Stocks (Cost $271)					230
				Face
		Maturity		Amount
	Coupon	Date	Currency	(000)
Convertible Bonds (89.1%)
Consumer Discretionary (13.3%)
ABC-Mart Inc. Cvt.	0.000%	2/5/18	JPY	340,000	3,907
Cineplex Inc. Cvt.	4.500%	12/31/18	CAD	3,135	3,024
Enterprise Funding Ltd. Cvt.	3.500%	9/10/20	GBP	1,200	2,028
Faurecia Cvt.	3.250%	1/1/18	EUR	4,313	2,795
Group 1 Automotive Inc. Cvt.	2.250%	6/15/36	USD	1,496	1,848
1 Iconix Brand Group Inc. Cvt.	1.500%	3/15/18	USD	13,650	18,701
Iconix Brand Group Inc. Cvt.	2.500%	6/1/16	USD	6,330	8,735
1 Jarden Corp. Cvt.	1.500%	6/15/19	USD	17,115	19,736
1 Jarden Corp. Cvt.	1.875%	9/15/18	USD	23,515	31,025
1 Liberty Interactive LLC Cvt.	0.750%	3/30/43	USD	15,900	19,855
1 Liberty Media Corp. Cvt.	1.375%	10/15/23	USD	33,140	34,341
Lotte Shopping Co. Ltd. Cvt.	0.000%	1/24/18	KRW	4,200,000	4,284
Meritage Homes Corp. Cvt.	1.875%	9/15/32	USD	9,480	10,286
MGM Resorts International Cvt.	4.250%	4/15/15	USD	34,020	41,186
Misarte Cvt.	3.250%	1/1/16	EUR	2,842	4,909
Newford Capital Ltd. Cvt.	0.000%	5/12/16	USD	3,400	3,502
NH Hoteles SA Cvt.	4.000%	11/8/18	EUR	1,500	2,172
Nokian Renkaat OYJ Cvt.	0.000%	6/27/14	EUR	3,100	5,158
1 priceline.com Inc. Cvt.	0.350%	6/15/20	USD	32,445	37,129
Sekisui House Ltd. Cvt.	0.000%	7/5/16	JPY	450,000	6,249
Toll Brothers Finance Corp. Cvt.	0.500%	9/15/32	USD	5,175	5,285
TUI AG Cvt.	2.750%	3/24/16	EUR	2,131	3,255
TUI Travel plc Cvt.	4.900%	4/27/17	GBP	1,900	3,711
TUI Travel plc Cvt.	6.000%	10/5/14	GBP	200	370
					273,491

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Consumer Staples (1.6%)
Asahi Group Holdings Ltd. Cvt.	0.000%	5/26/28	JPY	257,000	3,431
Hengan International Group Co. Ltd. Cvt.	0.000%	6/27/18	HKD	28,000	3,937
Marine Harvest ASA Cvt.	2.375%	5/8/18	EUR	5,000	7,380
Olam International Ltd. Cvt.	6.000%	10/15/16	USD	5,500	5,404
Rallye SA Cvt.	1.000%	10/2/20	EUR	2,815	4,130
Vector Group Ltd. Cvt.	2.500%	1/15/19	USD	7,160	8,435
					32,717
Energy (11.9%)
Alpha Natural Resources Inc. Cvt.	3.750%	12/15/17	USD	8,335	8,200
BPZ Resources Inc. Cvt.	8.500%	10/1/17	USD	10,330	9,646
Bristow Group Inc. Cvt.	3.000%	6/15/38	USD	2,805	3,639
Cam 2012 SPA Cvt.	5.625%	10/26/17	EUR	3,300	5,553
CGG SA Cvt.	1.750%	1/1/16	EUR	2,072	2,769
Cobalt International Energy Inc. Cvt.	2.625%	12/1/19	USD	39,900	40,025
1 Energy XXI Bermuda Ltd. Cvt.	3.000%	12/15/18	USD	18,675	18,442
Eni SPA Cvt.	0.250%	11/30/15	EUR	3,200	4,468
Golar LNG Ltd. Cvt.	3.750%	3/7/17	USD	3,600	3,678
Goodrich Petroleum Corp. Cvt.	5.000%	10/1/32	USD	12,565	13,115
Helix Energy Solutions Group Inc. Cvt.	3.250%	3/15/32	USD	13,470	16,139
Hornbeck Offshore Services Inc. Cvt.	1.500%	9/1/19	USD	25,725	31,095
Lukoil International Finance BV Cvt.	2.625%	6/16/15	USD	5,300	5,711
Pembina Pipeline Corp. Cvt.	5.750%	12/31/18	CAD	3,540	4,044
Pembina Pipeline Corp. Cvt.	5.750%	11/30/20	CAD	1,135	1,314
1 SEACOR Holdings Inc. Cvt.	2.500%	12/15/27	USD	20,940	26,083
1 SEACOR Holdings Inc. Cvt.	3.000%	11/15/28	USD	8,680	8,669
Siem Industries Inc. Cvt.	1.000%	9/12/19	USD	7,200	7,301
Stone Energy Corp. Cvt.	1.750%	3/1/17	USD	25,210	27,211
Subsea 7 SA Cvt.	1.000%	10/5/17	USD	1,000	1,021
Technip SA Cvt.	0.500%	1/1/16	EUR	1,271	1,907
TMK Bonds SA Cvt.	5.250%	2/11/15	USD	4,200	4,252
					244,282
Financials (10.2%)
Alstria Office REIT-AG Cvt.	2.750%	6/14/18	EUR	2,600	3,720
Azimut Holding SPA Cvt.	2.125%	11/25/20	EUR	3,200	4,288
Beni Stabili SPA Cvt.	3.375%	1/17/18	EUR	1,600	2,283
BES Finance Ltd. Cvt.	3.500%	12/6/15	USD	6,900	7,359
BNP Paribas SA Cvt.	0.250%	9/21/15	EUR	4,300	6,143
BNP Paribas SA Cvt.	0.250%	9/27/16	EUR	900	1,285
British Land Co. Jersey Ltd. Cvt.	1.500%	9/10/17	GBP	2,200	3,960
Caja de Ahorros y Pensiones de Barcelona Cvt.	1.000%	11/25/17	EUR	2,800	3,877
CapitaCommercial Trust Cvt.	2.500%	9/12/17	SGD	4,000	3,431
CapitaLand Ltd. Cvt.	1.850%	6/19/20	SGD	1,750	1,285
1 CapitaLand Ltd. Cvt.	1.850%	6/19/20	SGD	4,500	3,304
CapitaLand Ltd. Cvt.	1.950%	10/17/23	SGD	1,500	1,198
CapitaLand Ltd. Cvt.	2.875%	9/3/16	SGD	4,750	3,922
China Overseas Grand Oceans
Finance Cayman Ltd. Cvt.	2.000%	3/21/17	HKD	34,000	5,043
Colony Financial Inc. Cvt.	5.000%	4/15/23	USD	10,800	11,137

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Deutsche Euroshop AG Cvt.	1.750%	11/20/17	EUR	2,500	3,763
Deutsche Wohnen AG Cvt.	0.500%	11/22/20	EUR	400	544
DFC Global Corp. Cvt.	3.250%	4/15/17	USD	12,900	11,529
Fonciere Des Regions Cvt.	3.340%	1/1/17	EUR	1,482	2,146
Forest City Enterprises Inc. Cvt.	4.250%	8/15/18	USD	21,662	24,316
Gecina SA Cvt.	2.130%	1/1/16	EUR	1,973	3,172
1 Goldman Sachs Group Inc. Cvt.	0.000%	7/25/16	USD	4,135	4,285
Graubuendner Kantonalbank Cvt.	2.000%	5/8/14	CHF	4,870	5,440
Hansteen Jersey Securities Ltd. Cvt.	4.000%	7/15/18	EUR	2,100	3,414
Industrivarden AB Cvt.	2.500%	2/27/15	EUR	1,950	3,305
MGIC Investment Corp. Cvt.	2.000%	4/1/20	USD	5,545	7,444
1 NorthStar Realty Finance LP Cvt.	5.375%	6/15/33	USD	12,650	13,488
Old Republic International Corp. Cvt.	3.750%	3/15/18	USD	2,310	2,823
1 Portfolio Recovery Associates Inc. Cvt.	3.000%	8/1/20	USD	17,185	19,881
SBI Holdings Inc. Cvt.	0.000%	11/2/17	JPY	140,000	1,551
Sherson Ltd. Cvt.	0.000%	6/4/14	HKD	21,010	3,435
Shizuoka Bank Ltd. Cvt.	0.000%	4/25/18	USD	2,800	3,046
Starwood Property Trust Inc. Cvt.	4.000%	1/15/19	USD	10,065	11,116
Starwood Property Trust Inc. Cvt.	4.550%	3/1/18	USD	6,895	7,563
TAG Immobilien AG Cvt.	5.500%	6/28/19	EUR	700	1,194
Unite Jersey Issuer Ltd. Cvt.	2.500%	10/10/18	GBP	1,900	3,188
Walter Investment Management Corp. Cvt.	4.500%	11/1/19	USD	11,640	12,069
					210,947
Health Care (17.7%)
Alere Inc. Cvt.	3.000%	5/15/16	USD	5,360	5,896
1 Allscripts Healthcare Solutions Inc. Cvt.	1.250%	7/1/20	USD	14,195	15,641
BioMarin Pharmaceutical Inc. Cvt.	0.750%	10/15/18	USD	5,240	5,558
BioMarin Pharmaceutical Inc. Cvt.	1.500%	10/15/20	USD	14,400	15,579
Brookdale Senior Living Inc. Cvt.	2.750%	6/15/18	USD	23,485	29,019
1 Cubist Pharmaceuticals Inc. Cvt.	1.125%	9/1/18	USD	16,365	18,451
1 Cubist Pharmaceuticals Inc. Cvt.	1.875%	9/1/20	USD	3,455	3,874
HealthSouth Corp. Cvt.	2.000%	12/1/43	USD	29,040	32,198
HeartWare International Inc. Cvt.	3.500%	12/15/17	USD	9,250	11,164
Hologic Inc. Cvt.	2.000%	12/15/37	USD	4,025	4,682
Hologic Inc. Cvt.	2.000%	3/1/42	USD	4,390	4,483
1 Illumina Inc. Cvt.	0.250%	3/15/16	USD	32,960	41,900
1 Incyte Corp. Ltd. Cvt.	1.250%	11/15/20	USD	7,025	8,127
1 Medidata Solutions Inc. Cvt.	1.000%	8/1/18	USD	14,365	18,100
1 Molina Healthcare Inc. Cvt.	1.125%	1/15/20	USD	25,635	26,692
NuVasive Inc. Cvt.	2.750%	7/1/17	USD	19,475	21,228
Omnicare Inc. Cvt.	3.500%	2/15/44	USD	31,075	30,531
Orpea Cvt.	1.750%	1/1/20	EUR	1,412	2,144
Orpea Cvt.	3.880%	1/1/16	EUR	3,276	5,227
QIAGEN Euro Finance Luxembourg SA Cvt.	3.250%	5/16/26	USD	500	634
Salix Pharmaceuticals Ltd. Cvt.	1.500%	3/15/19	USD	18,831	27,034
1 Vivus Inc. Cvt.	4.500%	5/1/20	USD	5,330	4,720
WellPoint Inc. Cvt.	2.750%	10/15/42	USD	1,830	2,514
WellPoint Inc. Cvt.	2.750%	10/15/42	USD	2,255	3,098
Wright Medical Group Inc. Cvt.	2.000%	8/15/17	USD	19,724	25,949
					364,443

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Industrials (7.9%)
Aecon Group Inc. Cvt.	5.500%	12/31/18	CAD	2,318	2,252
Air France-KLM Cvt.	2.030%	2/15/23	EUR	2,951	4,146
Air Lease Corp. Cvt.	3.875%	12/1/18	USD	17,630	23,547
Asahi Glass Co. Ltd. Cvt.	0.000%	11/14/14	JPY	50,000	489
Astaldi SPA Cvt.	4.500%	1/31/19	EUR	1,400	2,332
Balfour Beatty Finance No.2 Ltd. Cvt.	1.875%	12/3/18	GBP	2,200	3,625
China Merchants Holdings Pacific Ltd. Cvt.	1.250%	11/6/17	HKD	16,000	2,205
Deutsche Post AG Cvt.	0.600%	12/6/19	EUR	2,400	4,354
Ebara Corp. Cvt.	0.000%	3/19/18	JPY	309,000	4,244
Greenbrier Cos. Inc. Cvt.	3.500%	4/1/18	USD	2,540	2,943
GVM Debentures Lux 1 SA Cvt.	5.750%	2/14/18	EUR	2,300	3,705
IHI Corp. Cvt.	0.000%	3/29/16	JPY	240,000	3,521
1 Kaman Corp. Cvt.	3.250%	11/15/17	USD	1,201	1,550
Kawasaki Kisen Kaisha Ltd. Cvt.	0.000%	9/26/18	JPY	280,000	2,839
KUKA AG Cvt.	2.000%	2/12/18	EUR	2,500	3,955
1 Lufthansa Malta Blues LP Cvt.	0.750%	4/5/17	EUR	3,310	6,305
1 Meritor Inc. Cvt.	7.875%	3/1/26	USD	4,305	5,395
MISUMI Group Inc. Cvt.	0.000%	10/22/18	USD	2,900	2,978
Nagoya Railroad Co. Ltd. Cvt.	0.000%	10/3/23	JPY	510,000	5,291
Nagoya Railroad Co. Ltd. Cvt.	0.500%	3/31/15	JPY	35,000	409
Nexans SA Cvt.	4.000%	1/1/16	EUR	1,862	2,664
OCI Cvt.	3.875%	9/25/18	EUR	2,300	3,408
OSG Corp. Cvt.	0.000%	4/4/22	JPY	200,000	2,362
PB Issuer No 3 Ltd. Cvt.	1.875%	10/22/18	USD	4,586	5,945
Prysmian SPA Cvt.	1.250%	3/8/18	EUR	3,300	5,118
Russel Metals Inc. Cvt.	7.750%	9/30/16	CAD	4,900	5,442
Schindler Holding AG Cvt.	0.375%	6/5/17	CHF	3,300	3,726
SGL Carbon SE Cvt.	2.750%	1/25/18	EUR	3,500	4,892
Siemens Financieringsmaatschappij NV Cvt.	1.050%	8/16/17	USD	2,000	2,281
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	4,250	4,905
Societa Iniziative Autostradali e Servizi SPA Cvt.	2.625%	6/30/17	EUR	1,195	1,620
SolarCity Corp. Cvt.	2.750%	11/1/18	USD	10,200	11,545
Tem SAS Cvt.	4.250%	1/1/15	EUR	1,758	2,596
Tong Jie Ltd. Cvt.	0.000%	2/18/18	HKD	27,000	3,583
Wabash National Corp. Cvt.	3.375%	5/1/18	USD	7,115	9,272
XPO Logistics Inc. Cvt.	4.500%	10/1/17	USD	3,335	5,142
Yamato Holdings Co. Ltd. Cvt.	0.000%	3/7/16	JPY	170,000	2,095
					162,681
Information Technology (21.4%)
Advanced Semiconductor Engineering Inc. Cvt.	0.000%	9/5/18	USD	3,800	4,171
AU Optronics Corp. Cvt.	0.000%	10/13/15	USD	3,200	3,300
Bottomline Technologies de Inc. Cvt.	1.500%	12/1/17	USD	6,340	8,309
Cap Gemini SA Cvt.	0.000%	1/1/19	EUR	25	2,384
1 Cardtronics Inc. Cvt.	1.000%	12/1/20	USD	13,005	12,891
Ciena Corp. Cvt.	0.875%	6/15/17	USD	25,490	25,283
1 Ciena Corp. Cvt.	3.750%	10/15/18	USD	6,070	8,342
1 Concur Technologies Inc. Cvt.	0.500%	6/15/18	USD	17,900	19,947
1 Cornerstone OnDemand Inc. Cvt.	1.500%	7/1/18	USD	7,655	8,980
1 CSG Systems International Inc. Cvt.	3.000%	3/1/17	USD	8,955	11,843
Davis & Henderson Corp. Cvt.	6.000%	9/30/18	CAD	4,653	4,905
Dealertrack Technologies Inc. Cvt.	1.500%	3/15/17	USD	7,557	9,541
Econocom Group Cvt.	4.000%	6/1/16	EUR	1,946	3,681
1 Emulex Corp. Cvt.	1.750%	11/15/18	USD	9,500	9,458

Convertible Securities Fund

					Face	Market
			Maturity		Amount	Value
		Coupon	Date	Currency	(000)	($000)
	Epistar Corp. Cvt.	0.000%	8/7/18	USD	3,900	4,090
	Hanwha SolarOne Co. Ltd. Cvt.	3.500%	1/15/18	USD	2,563	2,372
	Indra Sistemas SA Cvt.	1.750%	10/17/18	EUR	2,200	3,049
	Intel Corp. Cvt.	2.950%	12/15/35	USD	13,765	14,935
	Intel Corp. Cvt.	3.250%	8/1/39	USD	10,940	13,976
1	JDS Uniphase Corp. Cvt.	0.625%	8/15/33	USD	24,985	24,735
	Lam Research Corp. Cvt.	0.500%	5/15/16	USD	21,719	24,000
	Lam Research Corp. Cvt.	1.250%	5/15/18	USD	3,565	4,278
	Mentor Graphics Corp. Cvt.	4.000%	4/1/31	USD	14,140	18,179
	Micron Technology Inc. Cvt.	3.000%	11/15/43	USD	25,595	24,427
	Nihon Unisys Ltd. Cvt.	0.000%	6/20/16	JPY	195,000	2,015
1	NVIDIA Corp. Cvt.	1.000%	12/1/18	USD	23,150	23,179
	ON Semiconductor Corp. Cvt.	2.625%	12/15/26	USD	23,082	24,380
	Photronics Inc. Cvt.	3.250%	4/1/16	USD	7,857	8,844
1	Salesforce.com Inc. Cvt.	0.250%	4/1/18	USD	25,590	27,077
1	SanDisk Corp. Cvt.	0.500%	10/15/20	USD	26,955	26,450
	SanDisk Corp. Cvt.	1.500%	8/15/17	USD	4,665	6,680
	Semiconductor Manufacturing
	International Corp. Cvt.	0.000%	11/7/18	USD	3,000	3,046
1	SINA Corp.Cvt.	1.000%	12/1/18	USD	3,055	2,971
	Take-Two Interactive Software Inc. Cvt.	1.000%	7/1/18	USD	11,205	11,716
	Take-Two Interactive Software Inc. Cvt.	1.750%	12/1/16	USD	9,294	10,555
1	Vishay Intertechnology Inc. Cvt.	2.250%	11/15/40	USD	4,195	4,384
1	Vishay Intertechnology Inc. Cvt.	2.250%	5/15/41	USD	10,745	9,127
	Web.com Group Inc. Cvt.	1.000%	8/15/18	USD	12,270	13,052
						440,552
Materials (4.1%)
	African Minerals Ltd. Cvt.	8.500%	2/10/17	USD	2,000	1,950
	APERAM Cvt.	2.625%	9/30/20	USD	3,800	4,241
	Buzzi Unicem SPA Cvt.	1.375%	7/17/19	EUR	2,300	3,344
	Cemex SAB de CV Cvt.	3.250%	3/15/16	USD	4,494	5,629
	Cemex SAB de CV Cvt.	4.875%	3/15/15	USD	18,679	21,516
	Glencore Finance Europe SA Cvt.	5.000%	12/31/14	USD	3,000	3,354
	Logo Star Ltd. Cvt.	1.500%	11/22/18	HKD	26,000	3,241
	RTI International Metals Inc. Cvt.	1.625%	10/15/19	USD	14,955	16,020
	RTI International Metals Inc. Cvt.	3.000%	12/1/15	USD	11,420	13,140
	Salzgitter Finance BV Cvt.	2.000%	11/8/17	EUR	2,650	4,056
[1,2]	ShengdaTech Inc. Cvt.	6.500%	12/15/15	USD	305	3
	United States Steel Corp. Cvt.	2.750%	4/1/19	USD	5,050	6,237
	Western Areas Ltd. Cvt.	6.375%	7/2/14	AUD	1,185	1,081
	Western Areas Ltd. Cvt.	6.400%	7/2/15	AUD	750	672
						84,484
Telecommunication Services (0.4%)
	Billion Express Investments Ltd. Cvt.	0.750%	10/18/15	USD	4,800	5,021
	Inmarsat plc Cvt.	1.750%	11/16/17	USD	2,000	2,667
						7,688
Utilities (0.6%)
	ENN Energy Holdings Ltd. Cvt.	0.000%	2/26/18	USD	4,000	5,043
	Parpublica - Participacoes Publicas
	SGPS SA Cvt.	5.250%	9/28/17	EUR	2,850	4,206
	YTL Corp. Finance Labuan Ltd. Cvt.	1.875%	3/18/15	USD	4,200	4,483
						13,732
Total Convertible Bonds (Cost $1,689,105)						1,835,017

Convertible Securities Fund

				Market
				Value
		Coupon	Shares	($000)
Convertible Preferred Stocks (9.0%)
Consumer Staples (0.3%)
	Bunge Ltd. Pfd.	4.875%	52,700	5,599

Energy (3.7%)
1	Chesapeake Energy Corp. Pfd.	5.750%	17,250	19,773
	Energy XXI Bermuda Ltd. Pfd.	5.625%	41,450	12,215
	Goodrich Petroleum Corp. Pfd.	5.375%	352,300	14,687
	Halcon Resources Corp. Pfd.	5.750%	16,650	14,329
1	Sanchez Energy Corp. Pfd.	4.875%	91,800	5,938
	SandRidge Energy Inc. Pfd.	8.500%	93,310	9,288
				76,230
Financials (0.8%)
	EPR Properties Pfd.	5.750%	105,400	2,199
	Health Care REIT Inc. Pfd.	6.500%	103,744	5,592
	Wintrust Financial Corp. Pfd.	5.000%	7,530	9,201
				16,992
Health Care (0.9%)
	Alere Inc. Pfd.	3.000%	70,140	19,663

Industrials (1.9%)
	Continental Airlines Finance Trust II Pfd.	6.000%	244,410	11,686
	Genesee & Wyoming Inc. Pfd.	5.000%	121,740	15,875
	United Technologies Corp. Pfd.	7.500%	171,800	11,229
				38,790
Materials (0.1%)
	ArcelorMittal Pfd.	6.000%	98,100	2,478

Telecommunication Services (1.3%)
	Crown Castle International Corp. Pfd.	4.500%	161,600	16,281
1	Iridium Communications Inc. Pfd.	7.000%	105,900	9,624
				25,905
Total Convertible Preferred Stocks (Cost $171,851)				185,657
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
3	Vanguard Market Liquidity Fund
	(Cost $50,485)	0.127%	50,485,000	50,485
Total Investments (100.5%) (Cost $1,911,712)				2,071,389
Other Assets and Liabilities (-0.5%)
Other Assets				29,490
Liabilities				(40,429)
				(10,939)
Net Assets (100%)
Applicable to 140,743,440 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				2,060,450
Net Asset Value Per Share				$14.64

Convertible Securities Fund

At November 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,741,429
Undistributed Net Investment Income	23,298
Accumulated Net Realized Gains	131,448
Unrealized Appreciation (Depreciation)
Investment Securities	159,677
Forward Currency Contracts	4,608
Foreign Currencies	(10)
Net Assets	2,060,450

See Note A in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the aggregate value of these securities was $630,416,000, representing 30.6% of net assets.
2 Non-income-producing security—interest payments in default.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
REIT—Real Estate Investment Trust.
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
KRW—Korean won.
SGD—Singapore dollar.
USD—United States dollar.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Year Ended
November 30, 2013
($000)
Investment Income
Income
Dividends	11,902
Interest[1]	43,972
Total Income	55,874
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,221
Performance Adjustment	1,276
The Vanguard Group—Note C
Management and Administrative	3,638
Marketing and Distribution	278
Custodian Fees	64
Auditing Fees	37
Shareholders’ Reports	21
Trustees’ Fees and Expenses	5
Total Expenses	11,540
Net Investment Income	44,334
Realized Net Gain (Loss)
Investment Securities Sold	161,313
Foreign Currencies and Forward Currency Contracts	(2,483)
Realized Net Gain (Loss)	158,830
Change in Unrealized Appreciation (Depreciation)
Investment Securities	115,796
Foreign Currencies and Forward Currency Contracts	3,588
Change in Unrealized Appreciation (Depreciation)	119,384
Net Increase (Decrease) in Net Assets Resulting from Operations	322,548
1 Interest income from an affiliated company of the fund was $73,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	44,334	54,292
Realized Net Gain (Loss)	158,830	67,351
Change in Unrealized Appreciation (Depreciation)	119,384	85,613
Net Increase (Decrease) in Net Assets Resulting from Operations	322,548	207,256
Distributions
Net Investment Income	(46,333)	(71,050)
Realized Capital Gain[1]	(48,619)	(24,089)
Total Distributions	(94,952)	(95,139)
Capital Share Transactions
Issued	431,189	164,727
Issued in Lieu of Cash Distributions	84,161	82,817
Redeemed [2]	(325,061)	(397,521)
Net Increase (Decrease) from Capital Share Transactions	190,289	(149,977)
Total Increase (Decrease)	417,885	(37,860)
Net Assets
Beginning of Period	1,642,565	1,680,425
End of Period[3]	2,060,450	1,642,565

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $0 and $3,130,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees for fiscal 2013 and 2012 of $0 and $174,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.
3 Net Assets—End of Period includes undistributed net investment income of $23,298,000 and $10,546,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

For a Share Outstanding	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.95	$12.12	$13.85	$12.12	$8.86
Investment Operations
Net Investment Income	. 333	. 407.451		.555	.475
Net Realized and Unrealized Gain (Loss)
on Investments	2.101	1.134	(.752)	1.742	3.211
Total from Investment Operations	2.434	1.541	(.301)	2.297	3.686
Distributions
Dividends from Net Investment Income	(.355)	(.534)	(.474)	(.567)	(.426)
Distributions from Realized Capital Gains	(.389)	(.177)	(.955)	—	—
Total Distributions	(.744)	(.711)	(1.429)	(.567)	(.426)
Net Asset Value, End of Period	$14.64	$12.95	$12.12	$13.85	$12.12

Total Return[1]	19.65%	13.18%	-2.89%	19.39%	42.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,060	$1,643	$1,680	$1,733	$1,715
Ratio of Total Expenses to
Average Net Assets[2]	0.63%	0.52%	0.59%	0.68%	0.72%
Ratio of Net Investment Income to
Average Net Assets	2.41%	3.23%	3.36%	4.08%	4.65%
Portfolio Turnover Rate	101%	82%	90%	103%	103%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.07%, (0.04%), 0.03%, 0.12%, and 0.12%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund may enter into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward

Convertible Securities Fund

currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended November 30, 2013, the fund’s average investment in forward currency contracts represented 11% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Bank of America Merrill Lynch All US Convertibles Index (previously Merrill Lynch All Convertibles-All Qualities Index) for periods prior to March 1, 2011, and a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter. The benchmark change will be fully phased in by February 2014. For the year ended November 30, 2013, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before an increase of $1,276,000 (0.07%) based on performance.

Convertible Securities Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2013, the fund had contributed capital of $234,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of November 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	230	—	—
Convertible Bonds	—	1,835,017	—
Convertible Preferred Stocks	—	185,657	—
Temporary Cash Investments	50,485	—	—
Forward Currency Contracts—Assets	—	4,796	—
Forward Currency Contracts—Liabilities	—	(188)	—
Total	50,715	2,025,282	—

Convertible preferred stocks valued at $185,657,000 on November 30, 2013, based on Level 2 inputs were trasferred from Level 1 during the fiscal year. The transfer was due to the use of additional observable market inputs to derive the value of these securities.

E. At November 30, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

Convertible Securities Fund

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	1/23/14	USD	158,465	EUR	115,010	2,184
UBS AG	1/23/14	USD	38,454	JPY	3,773,525	1,604
UBS AG	1/23/14	USD	21,494	HKD	166,614	—
UBS AG	1/23/14	USD	20,750	CAD	21,492	552
UBS AG	1/23/14	USD	16,617	GBP	10,256	(158)
UBS AG	1/23/14	USD	13,580	SGD	16,775	212
UBS AG	1/23/14	USD	9,231	CHF	8,250	124
UBS AG	1/23/14	USD	4,057	KRW	4,326,380	(17)
UBS AG	1/23/14	USD	2,002	AUD	2,075	120
UBS AG	1/23/14	USD	1,346	EUR	1,000	(13)
						4,608
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
KRW—Korean won.
SGD—Singapore dollar.
USD—U.S. dollar.

At November 30, 2013, the counterparty had deposited in segregated accounts securities with a value of $4,467,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to contingent payment debt instruments. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2013, the fund realized net foreign currency losses of $1,513,000, (including the foreign currency component on sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Convertible Securities Fund

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2013, the fund realized gains of $312,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the year ended November 30, 2013, the fund realized net gains of $15,952,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $11,260,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2013, the fund had $66,903,000 of ordinary income and $95,457,000 of long-term capital gains available for distribution.

At November 30, 2013, the cost of investment securities for tax purposes was $1,911,893,000. Net unrealized appreciation of investment securities for tax purposes was $159,496,000, consisting of unrealized gains of $181,631,000 on securities that had risen in value since their purchase and $22,135,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended November 30, 2013, the fund purchased $1,908,803,000 of investment securities and sold $1,785,569,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended November 30
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	31,218	13,049
Issued in Lieu of Cash Distributions	6,509	6,780
Redeemed	(23,843)	(31,617)
Net Increase (Decrease) in Shares Outstanding	13,884	(11,788)

I. Management has determined that no material events or transactions occurred subsequent to November 30, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the “Fund”) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 15, 2014

Special 2013 tax information (unaudited) for Vanguard Convertible Securities Fund

This information for the fiscal year ended November 30, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $56,531,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $6,995,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 8.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Convertible Securities Fund
Periods Ended November 30, 2013
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.65%	17.48%	8.02%
Returns After Taxes on Distributions	17.96	15.46	6.07
Returns After Taxes on Distributions and Sale of Fund Shares	12.04	13.47	5.78

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	5/31/2013	11/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,064.01	$2.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.36	2.74

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. For this report, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from S&P.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November

30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland	Chairman Emeritus and Senior Advisor
Museum of Art.
John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q820 012014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2013: $37,000
Fiscal Year Ended November 30, 2012: $36,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2013: $5,714,113
Fiscal Year Ended November 30, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended November 30, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2013: $1,552,950
Fiscal Year Ended November 30, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2013: $110,000
Fiscal Year Ended November 30, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended November 30, 2012.

(d) All Other Fees.

Fiscal Year Ended November 30, 2013: $132,000
Fiscal Year Ended November 30, 2012: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2013: $242,000
Fiscal Year Ended November 30, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 21, 2014
VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 21, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.